SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 10, 2004

                               GENSYM CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                 0-27696                   04-2932756
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission               (IRS Employer
        of incorporation            File Number)           Identification No.)


             52 Second Avenue
              Burlington, MA                            01803-4411
--------------------------------------------------------------------------------
   (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (781) 265-7100


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On November 10, 2004, Gensym Corporation announced its financial results for the quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits

       (c)   Exhibits

             The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

             99.1    Press release dated November 10, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 10, 2004                      GENSYM CORPORATION

                                             By: /s/ Stephen D. Allison
                                                 -------------------------------
                                                 Stephen D. Allison
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

99.1                           Press release dated November 10, 2004.